                                                                 EXHIBIT 24
                                                                 ----------

                               POWER OF ATTORNEY

WHEREAS, Parker Drilling Company, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the Parker Drilling Company 1994 Executive Stock Option Plan, the Parker Drilling Company 1994 Non-Employee Director Stock Option Plan and the Parker Drilling Company Limited Deferred Compensation Plan for Non-Resident Aliens.

NOW, THEREFORE, each person whose signature appears below hereby constitutes and appoints William W. Pritchard and Kathy J. Kucharski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, to sign on his behalf, and to file such Registration Statement and any amendments thereto, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each might or could do in person, hereby ratifying and confirming each act that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities indicated on the 17th day of January, 1995.

 Signature                                   Title
/s/ ROBERT L. PARKER
- -----------------------------------
Robert L. Parker                             Chairman of the Board and
                                             Director
/s/ ROBERT L. PARKER JR.
- -----------------------------------
Robert L. Parker Jr.                         President, Chief Executive
                                             Officer and Director
/s/ JAMES J. DAVIS
- -----------------------------------
James J. Davis                               Chief Financial Officer

/s/ RANDALL L. ELLIS
- -----------------------------------
Randall L. Ellis                             Controller and Principal
                                             Accounting Officer
/s/ JAMES W. LINN
- -----------------------------------
James W. Linn                                Executive Vice President and
                                             Director
/s/ DAVID L. FIST
- -----------------------------------
David L. Fist                                Director

      Being a majority of the Board of Directors.